EXHIBIT 10.3




            Pledge and Assignment Agreement, dated December 26, 2001
                                     between
               Virginia Commerce Bancorp, Inc. and Provident Bank


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                         PLEDGE AND ASSIGNMENT AGREEMENT
                         -------------------------------

THIS PLEDGE AND ASSIGNMENT AGREEMENT (this "Agreement") is made this _____ day of December, 2001, by VIRGINIA COMMERCE BANCORP, INC., a Virginia corporation (the "Borrower") for the benefit of PROVIDENT BANK, a Maryland banking corporation (the "Lender").

                                    RECITALS
                                    --------

A. The Borrower and the Lender have entered into a Loan Agreement dated of even date with this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Loan Agreement").

B. It is a condition precedent, among others, to the Lender's agreement to enter into the Loan Agreement and to make advances thereunder that the Borrower enter into this Agreement in order to secure the full and prompt performance by the Borrower of all of the "Obligations" defined in Loan Agreement.

C. All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Loan Agreement.

                                   AGREEMENTS
                                   ----------

NOW, THEREFORE, in consideration of the Lender's entering into the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower hereby agrees as follows:

         1. Pledge. As security for the prompt and full performance of the Obligations, the Borrower hereby pledges, assigns and grants to the Lender a security interest in the property of the Borrower described in EXHIBIT A and all proceeds (cash and non-cash) thereof (collectively, the "Stock Collateral"), whether now existing or hereafter created or arising and any substitutes for or additions to the Stock Collateral, and together with any interest, stock rights, rights to subscribe, cash dividends, dividends paid in stock, liquidating dividends, new securities and other property to which the Borrower may become entitled by reason of the ownership of the Stock Collateral therein during the existence of this Agreement and all rights to receive payments relating thereto. The Borrower agrees that with respect to the Stock Collateral the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as well as those provided by law and/or in this Agreement, subject to compliance with applicable Law.

         2. Representation and Warranty. The Borrower represents and warrants that:

         (a) the Borrower is the owner of all legal and beneficial interests in and to the Stock Collateral, free and clear of all security interests, assignments, pledges, voting trusts, agreements, liens, security interests, pledges, claims and encumbrances whatsoever (each a "Lien"; collectively, "Liens"), other than the Lien granted to the Lender under this Agreement, and the Lien related to the BB&T Loan;

         (b) subject to the release of the Lien related to the BB&T Loan, the Borrower has the right to transfer its interest in the Stock Collateral; and

         (c) the shares of stock of the Bank represented by the certificate described on Exhibit A constitute all of the shares of the Bank issued and outstanding as of the date hereof, and the certificate is genuine and valid.

         3. Borrower's Rights. Until such time an Event of Default has occurred hereunder or under any of the Loan Documents which shall continue beyond any applicable cure period, the Borrower shall retain the right to receive, and to use and enjoy, all cash dividends and distributions paid on the Stock Collateral at any time in the Lender's control and to vote all shares of stock and/or any other securities constituting any part of the Stock Collateral.

         4. Covenants. Until payment in full and the performance of all of the Obligations secured hereby, the Borrower covenants and agrees with the Lender that:

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         (a) All Stock Collateral at any time received or held by the Borrower shall be received and held by the Borrower in trust for the benefit of the Lender, shall be kept separate and apart from, and not commingled with, the Borrower's other assets, and shall be immediately delivered to the Lender.

         (b) The Borrower will do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Stock Collateral, and shall defend, at its sole expense, the title to the Stock Collateral and any and all parts thereof.

         (c) The Borrower shall promptly, upon request by the Lender, execute, acknowledge and deliver any financing statement, endorsement, notices, assignment, continuation statement, certificate or other document as the Lender reasonably may require in order to perfect, preserve, maintain, protect, continue, realize upon, and/or extend the Lien granted to the Lender under this Agreement and the priority thereof.

         (d) The Borrower will not transfer any direct or indirect interest in the Stock Collateral or create, incur, assume or suffer to exist any Lien upon any of the Stock Collateral, other than that in favor of the Lender.

         5. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement: (a) there occurs any failure to pay any amounts when due and owing under the Obligations, subject to any applicable cure or grace periods provided in the applicable Loan Documents; or (b) any representation or warranty made in this Agreement or in any of the other Loan Documents, shall prove to have been false or misleading in any material respect when made or, if applicable, when reaffirmed, or (c) an event of default shall occur and shall continue uncured under any of the other Loan Documents.

         6. Remedies. Upon the occurrence of any Event of Default:

         (a) The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender, the Borrower shall assemble the Stock Collateral not in the Lender's possession and make it available to the Lender, at a place designated by the Lender.

         (b) Any written notice of the sale (public or private), disposition or other intended action by the Lender with respect to the Stock Collateral which is sent by regular mail, postage prepaid, to the Borrower at its address set forth in the Loan Agreement, at least ten (10) days prior to such sale, disposition or other action shall constitute commercially reasonable notice to the Borrower. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

         (c) Any proceeds of sale or other disposition of the Stock Collateral will be applied by the Lender, after deducting all reasonable costs of sale, to the Obligations secured by this Agreement in such order and manner of application as the Lender may determine from time to time in its sole and absolute discretion.

         7. Reimbursement for Expenses. In the event the Lender shall commence any action or proceeding for the enforcement of this Agreement, the Borrower will reimburse the Lender, promptly upon demand, for any and all reasonable expenses incurred by the Lender in connection with such action or proceeding including, without imitation, reasonable attorneys' fees.

         8. Lender's Duty of Care. It is agreed and understood that the Lender's duty with respect to the Stock Collateral shall be solely to use reasonable, due care in the custody and preservation of the Stock Collateral at any time in the Lender's possession, which shall not include any steps necessary to preserve rights against prior parties.

         9. Further Assurances. The Borrower shall, at its expense, do, make, procure, execute and deliver all acts, things, writings and assurances as the Lender may at any time request to protect, assure or enforce its interest, rights and remedies created by, provided in or emanating from this Agreement and that it will defend the Stock Collateral and its proceeds against the claims and demands of all third parties.

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         10. Severability. In the event any provision of this Agreement (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Agreement; but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Agreement, but only to the extent it is invalid, illegal, or unenforceable.

         11. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions of this Agreement shall inure to the benefit of, and be enforceable by, the Lender and its successors and assigns, and shall be binding upon, and enforceable against, the Borrower and its successors and assigns.

         12. Modification - Waiver. No modification or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any instance shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

         13. Remedies Cumulative and Concurrent. No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every right, power and remedy given by this Agreement to the Lender shall be concurrent and may be pursued separately, successively or together against the Borrower; and every right, power and remedy given by this Agreement to the Lender may be exercised from time to time as often as may be deemed expedient by the Lender.

         14. Strict Performance. No delay or omission of the Lender to exercise any right, power or remedy herein conferred upon or reserved to the Lender shall impair any such right, power or remedy or shall be construed to be a waiver thereof. No delay or omission on the part of the Lender to exercise any option granted to the Lender hereunder in any one or more instances shall constitute a termination or waiver of any such option and each such option shall remain continuously in full force and effect.

         15. Captions. The captions and headings contained in this Agreement are included herein for convenience of reference only and shall not be considered a part hereof and are not in any way intended to define, limit or enlarge the terms hereof.

         16. Applicable Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Maryland.

         17. Notices. All notices, demands, requests and other communications required pursuant to the provisions of this Agreement shall be in writing and shall be deemed to have been properly given or served for all purposes when delivered pursuant to the terms of the Loan Agreement.

         18. Consent to Jurisdiction. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Agreement. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court to the jurisdiction of which the Borrower is subject, by a suit upon such judgment provided that service of process is effected upon the Borrower in a manner specified in this Agreement or as otherwise permitted by applicable law.

         19. WAIVER OF TRIAL BY JURY. THE BORROWER AND THE LENDER HEREBY, JOINTLY AND SEVERALLY, WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO

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WHICH EITHER OF THEM MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO
THIS AGREEMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS AND WARRANTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN, OR HAS HAD THE OPPORTUNITY TO HAVE BEEN, REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         20. Term. This Agreement shall be a continuing one and shall be binding upon the Borrower regardless of how long before or after the date hereof the Obligations were or are incurred. This Agreement shall terminate when all sums, if any, payable by the Borrower pursuant to the Loan Documents shall have been paid in full and the Borrower shall have no further liability or obligations to the Lender under the Loan Documents. If at any time any payment, or any portion thereof, made by, or for the account of, the Borrower on account of any of the obligations and liabilities hereunder is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lender to the Borrower under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Borrower or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, the Borrower or any substantial part of the properties or assets of the Borrower, the Borrower hereby agrees that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed, sealed and delivered, as of the day and year first written above.

WITNESS OR ATTEST:                  VIRGINIA COMMERCE BANCORP, INC.

                                    By:                                   (SEAL)
----------------------------           -----------------------------------
                                       Name:
                                       Title: